UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 October 28, 2011

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio              43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333


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          (Former Name or Former Address, if Changed Since Last Report)

Item 2.02   Results of Operations and Financial Condition
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Registrant has reported its results of operations for the fiscal quarter ended September 30, 2011, as described in Registrant's press release dated October 28, 2011, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits
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Exhibit No.   Document
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99.1          Press release issued by the Registrant dated October 28, 2011.



                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: October 28, 2011			    By: /s/ James F. Laird
                                            -------------------------------
                                            James F. Laird, Chief Financial
                                             Officer and Secretary